EXHIBIT 10.35
FORM OF ASSIGNMENT
     In consideration of the loan made by Hudson City Bancorp, Inc. (“Lender”) to the Employee Stock Ownership Plan Trust of Hudson City Savings Bank (“Borrower”) pursuant to the Loan Agreement between the Lender and the Borrower of even date herewith (“Loan Agreement”) and pursuant to the Pledge Agreement between the Lender and the Borrower of even date herewith pertaining thereto, subject to the terms of the Loan Agreement and the Pledge Agreement, the undersigned Borrower hereby transfers, assigns and conveys to Lender all its right, title and interest in and to those certain shares of common stock of the Lender which it shall purchase with the proceeds of the loan made pursuant to the Loan Agreement, and agrees to transfer and endorse to Lender the certificates representing such shares as and when required pursuant to the Loan Agreement or Pledge Agreement.

Employee Stock Ownership Plan Trust of Hudson City Savings Bank

By:	GreatBanc Trust Company, as Trustee and not in any other capacity

By:	/s/ Stephen J. Hartman, Jr.

Title:	Senior Vice President
June 21, 2005